UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. 1)
☑	Filed by the Registrant
☐	Filed by a party other than the Registrant
CHECK THE APPROPRIATE BOX:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PLUS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that Plus Therapeutics, Inc. intends to release definitive copies of this Proxy Statement and Proxy on or about April [•], 2025.

Notice of Special Meeting of Stockholders
and Proxy Statement
Virtual Special Meeting
[Day], April [•], 2025
[9:00 a.m. Eastern Time]
www.virtualshareholdermeeting.com/PSTV2025SM
For further information, please contact Plus Therapeutics’ Investor Relations at https://ir.plustherapeutics.com/.

PLUS THERAPEUTICS, INC.
2710 Reed Rd, Suite 160 Houston, TX 77051
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on [   ], 2025

MEETING LOCATION:
www.virtualshareholdermeeting.com/PSTV2025SM

Dear Plus Therapeutics, Inc. Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders of Plus Therapeutics, Inc. (the “Special Meeting”) on April [ ], 2025, commencing at [9:00 a.m. Eastern Time]. The Special Meeting will be a completely virtual meeting.
The items of business for the meeting, as more fully described in the attached proxy statement, are:
Proposal No. 1: To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to combine outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-twenty five (1-for-25) to a maximum of a one-for-two hundred fifty (1-for-250), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within twelve (12) months of the date the proposal is approved by stockholders;
Proposal No. 2: To authorize, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 28,042,138 Series A Warrants (as defined in the accompanying proxy statement) and 28,042,138 Series B Warrants (as defined in the accompanying proxy statement), the issuance of shares of Common Stock that as a result of certain adjustment provisions set forth in the applicable warrants and assumptions described in the accompanying proxy statement could become exercisable for up to 280,421,380 shares of Common Stock in the case of the Series A Warrants and up to 1,261,896,210 shares of Common Stock in the case of the Series B Warrants (in each case subject to the potential for further adjustments), and certain provisions of the Series A Warrants and Series B Warrants, issued in connection with an offering and sale of securities in a private placement of the Company that was consummated on March 4, 2025;
Proposal No. 3: To amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to 2,000,000,000 shares;
Proposal No. 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the extension of the term of the Company’s May 2024 Warrants (as defined in the accompanying proxy statement), issued in connection with the offering and sale of securities in a private placement of the Company that was consummated on May 9, 2024; and
Proposal No. 5: To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of each of the preceding proposals if there are not sufficient votes at the Special Meeting to approve and adopt the proposals.
Only stockholder of record as the close of business on March 4, 2025, will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. We are providing proxy material access to our stockholders via the Internet at [www.virtualshareholdermeeting.com/PSTV2025SM]. Please give the proxy materials your special attention.

Your vote is very important. Even if you plan to attend the Special Meeting, we encourage all of our stockholders to review the proxy materials and vote your shares prior to the Special Meeting. Please submit your proxy as soon as possible via the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your vote will be counted regardless of whether you attend the Special Meeting.

Via the Internet	By Phone	By Mail
Visit the website listed on your notice, proxy card or voting instruction form	Call the phone number listed on your proxy card or voting instruction form	Complete, sign, date and return your proxy card or voting instruction form in the envelope provided

Plus Therapeutics, Inc.

By order of the Board,

Marc H. Hedrick
President & Chief Executive Officer

Houston, Texas, USA
April [ ], 2025

i

PLUS THERAPEUTICS, INC.
2710 Reed Rd, Suite 160,
Houston, TX 77051
PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on April [ ], 2025 at [9:00 a.m. (Eastern Time)]
This proxy statement (the “Proxy Statement”) and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Plus Therapeutics, Inc. for use at our 2025 Special Meeting of Stockholders (the “Special Meeting”), to be held in a completely virtual format on April [ ], 2025, at [9:00 a.m. Eastern Time] for the purposes stated in the accompanying Notice of Special Meeting of Stockholders, and at any adjournment of postponements of the Special Meeting. This solicitation is made by our Board on behalf of Plus Therapeutics, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Plus Therapeutics, Inc.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on March 4, 2025, the Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Special Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April [ ], 2025, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Special Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Special Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.
The Notice, this Proxy Statement and the accompanying form of proxy card are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
The following section provides information about the Special Meeting. This section may not address all issues that may be important to you as a stockholder. You are urged to read this Proxy Statement carefully and in its entirety, including each of the annexes attached hereto, and to consider how each of the proposals presented at the Special Meeting will affect you. Even if you plan to attend the Special Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Special Meeting.
General Information About the Special Meeting
The Special Meeting will be held on April [ ], 2025, at [9:00 a.m. Eastern Time]. The Special Meeting will be a virtual meeting of stockholders conducted via live audio webcast to enable our stockholders to participate from any location around the world. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/PSTV2025SM. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Attendance and Participation at the Special Meeting
We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board and management by enabling all stockholders to participate fully, equally and without cost, using an Internet-connected device from any location around the world. In addition, the virtual meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

Attendance at the Special Meeting is open to the public online at www.virtualshareholdermeeting.com/PSTV2025SM, but only stockholders as of March 4, 2025, the record date, or those holding a valid legal proxy for the Special Meeting, are entitled to vote or ask questions via the online virtual meeting platform.
To participate in the Special Meeting by voting or asking questions, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting. If you encounter any difficulties accessing or logging in to the Special Meeting, please call the technical support number displayed on the login page of the online virtual meeting platform.
Questions at the Virtual Special Meeting
During the Special Meeting, we will answer stockholder-submitted questions as time permits, and any questions that we are unable to address during the Special Meeting will be published and answered on our website following the meeting with the exception of any questions that are irrelevant to the purpose of the Special Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
•
Proposal 1: To grant discretionary authority to our Board to (i) amend our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to combine outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”), into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-twenty five (1-for-25) to a maximum of a one-for-two hundred fifty (1-for-250), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within twelve (12) months of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

•
Proposal 2: To authorize, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of 28,042,138 Series A Warrants (as defined below) and 28,042,138 Series B Warrants (as defined below), the issuance of shares of Common Stock that as a result of certain adjustment provisions set forth in the applicable warrants and assumptions described in this Proxy Statement could become exercisable for up to 280,421,380 shares of Common Stock in the case of the Series A Warrants and up to 1,261,896,210 shares of Common Stock in the case of the Series B Warrants (in each case subject to the potential for further adjustments), and certain provisions of the Series A Warrants and Series B Warrants, issued in connection with an offering and sale of securities in a private placement of the Company that was consummated on March 4, 2025 (the “Issuance Proposal”);

•
Proposal 3: To amend the Certificate of Incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to 2,000,000,000 shares (the “Authorized Common Stock Increase Proposal”);

•
Proposal 4: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the extension of the term of the Company’s May 2024 Warrants (as defined elsewhere in this Proxy Statement) (the “Warrant Amendment Proposal”);

•
Proposal 5: To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Issuance Proposal, the Authorized Common Stock Increase Proposal and the Warrant Amendment Proposal, if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, the Issuance Proposal, the Authorized Common Stock Increase Proposal or the Warrant Amendment Proposal (the “Adjournment Proposal”); and

•	To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
•	Proposal 1 (Reverse Stock Split Proposal): “FOR” the Reverse Stock Split Proposal;
•	Proposal 2 (Issuance Proposal): “FOR” the Issuance Proposal;
•	Proposal 3 (Authorized Common Stock Increase Proposal): “FOR” the Authorized Common Stock Increase Proposal;
•	Proposal 4 (Warrant Amendment Proposal): “FOR” the Warrant Amendment Proposal; and
•	Proposal 5 (Adjournment Proposal): “FOR” the Adjournment Proposal.
Who is entitled to vote at the Special Meeting?
Holders of record of our Common Stock, as of the close of business on March 4, 2025, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting.
Holders of the shares that were purchased in the offering that was consummated on March 4, 2025, shall not be entitled to vote those shares purchased in that offering on Proposal 2. Holders that owned shares prior to the offering, however, shall be entitled to vote on Proposal 2.
As of the Record Date, there were 11,785,078 shares of Common Stock issued and outstanding.
What are the voting rights of stockholders?
Each share of our Common Stock outstanding as of the Record Date is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.
No dissenters’ rights are provided under the Delaware General Corporation Law, our Certificate of Incorporation or our Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.
Who can attend the Special Meeting?
All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. The Special Meeting will be a completely virtual meeting of stockholders. You can attend the Special Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Special Meeting in person at a physical location.
Stockholders may attend and vote virtually at www.virtualshareholdermeeting.com/PSTV2025SM. To attend the virtual Special Meeting, you will need to enter the 15-digit control number included on your proxy card or voting instruction form. Online access to the Special Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. Please test your internet browser before the Special Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Special Meeting.
Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Special Meeting, please allow for some time for the meeting website to refresh automatically, and for the meeting operator to provide verbal updates.
Voting by Ballot at the Special Meeting. Although the meeting webcast will begin at [9:00 a.m. Eastern Time] on April [ ] , 2025, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Stockholder of record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

•
Beneficial owner of shares held in street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

What will constitute a quorum at the Special Meeting?
A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, virtually or by proxy, of the holders of at least one-third of the shares of our Common Stock issued, outstanding and entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 11,785,078 shares of our Common Stock outstanding.
If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit the solicitation of additional proxies. The chairperson of the Special Meeting shall have the power to adjourn the Special Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Reverse Stock Split Proposal), Proposal 2 (Issuance Proposal), Proposal 3 (Authorized Common Stock Increase Proposal), Proposal 4 (Warrant Amendment Proposal) or Proposal 5 (Adjournment Proposal), your broker or other nominee will not be able to vote on that proposal.
How many votes are needed for the proposals to pass?
The proposals to be voted on at the Special Meeting have the following voting requirements:
•
Proposal 1 (Reverse Stock Split Proposal): The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve the Reverse Stock Split Proposal. For purposes of the Reverse Stock Split Proposal, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•
Proposal 2 (Issuance Proposal): The affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy, is required to approve the Issuance Proposal. For purposes of the vote on the Issuance Proposal, abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of the vote.

•
Proposal 3 (Authorized Common Stock Increase Proposal): The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve the Authorized Common Stock Increase Proposal. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

•
Proposal 4 (Warrant Amendment Proposal): The affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy, is required to approve the Warrant Amendment Proposal. For purposes of the vote on the Warrant Amendment Proposal, abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of this vote.

•
Proposal 5 (Adjournment Proposal): The affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy, is required to approve the Adjournment Proposal. For purposes of any vote on the Adjournment Proposal, abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of this vote.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
•
Stockholders of record: If your shares are registered directly in your name with our transfer agent, Broadridge, as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The due date for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on April [ ], 2025, which is the day before the virtual Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Special Meeting and vote using the 15-digit control number included with these proxy materials to vote during the virtual Special Meeting.

•
Beneficial owner of shares held in street name: If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.
If I plan to attend the Virtual Special Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Virtual Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote.
How are proxy card votes counted?
If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Reverse Stock Split Proposal “FOR” the Issuance Proposal; “FOR” the Authorized Common Stock Increase Proposal; “FOR” the Warrant Amendment Proposal; and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.
May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Special Meeting by (i) filing with our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Special Meeting.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees.
Householding of Proxy Materials
The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or the Notice, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or the Notice, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report, or the Notice, at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to Broadridge at the contact information below if they are record holders.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or the Notice, please notify your broker, if you are a beneficial owner or, if you are a record holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.
If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report, or the Notice, to any stockholder residing at an address to which only one copy was mailed.
Where Can I Find the Voting Results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting, which will be available on our website.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.
Important notice regarding the availability of proxy materials for our Special Meeting of stockholders to be held on April [ ], 2025:
On or about April [ ], 2025, proxy materials for the Special Meeting, including the attached proxy statement, are being furnished to stockholders entitled to vote at the Special Meeting. The Proxy Statement and our periodic reports filed with the SEC are available on our Investor Relations website at https://ir.plustherapeutics.com/reports-filings/quarterly-results. You can also view the Special Meeting materials at http://www.proxyvote.com by using the control number provided on your proxy card or the Notice.

PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL
Our Board has unanimously approved and declared advisable and is recommending that our stockholders approve and adopt a proposed amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares, in substantially the form attached hereto as Annex A, to effect a reverse stock split of all of our outstanding shares of Common Stock at a specific ratio within a range of one-for-twenty five (1-for-25) to a maximum of a one-for-two hundred fifty (1-for-250), (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion and without further action by the Company’s stockholders; provided, however, that our Board will not select a reverse split ratio that will result in us having fewer than 500,000 publicly held shares under the Nasdaq continued listing standards. The following table contains approximate information relating to our Common Stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of March 4, 2025 (all share numbers are rounded down to the nearest whole share):

	Prior to Reverse Stock Split	Giving Effect to Reverse Stock Split at Ratio of:
		1-for-25	1-for-70	1-for-115	1-for-160	1-for-205	1-for-250
Authorized shares of Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Outstanding shares of Common Stock	11,785,078	471,403	168,358	102,479	73,657	57,488	47,140
Shares of Common Stock issuable upon exercise of outstanding warrants	1,542,317,700	61,692,708	22,033,110	13,411,458	9,639,486	7,523,501	6,169,271
Shares of Common Stock issuable upon exercise of outstanding options	1,152,707	46,108	16,467	10,024	7,204	5,623	4,611

By approving the Reverse Stock Split, stockholders will approve the Reverse Stock Split at a specific ratio within the range described above as determined by the Board, as it determines to be in the best interest of the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of the Reverse Stock Split, as discussed below, and therefore is in the best interests of the Company and its stockholders.
If our stockholders approve the Reverse Stock Split, and our Board decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board that will be specified in the certificate of amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve (12) months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split, if implemented, will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as further described below. The Reverse Stock Split, if implemented, will not change the par value of our Common Stock or the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding stock options and other stock-based awards, as described in “Principal Effects of Reverse Stock Split on Our Equity Plan and Equity Awards Thereunder” below.
In fixing the ratio, the Board may consider, among other things, factors such as the initial and continued listing requirements of Nasdaq Capital Market, the number of shares of our Common Stock outstanding, potential financing opportunities, and prevailing general market and economic conditions.
The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon such an amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The proposed form of amendment to our Certificate of Incorporation to affect the Reverse Stock Split is attached as Annex A to this Proxy Statement. Any amendment to our Certificate of Incorporation to affect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.
Reasons for the Reverse Stock Split
To increase the per share price of our Common Stock
Our Common Stock is currently listed for trading on the Nasdaq Capital Market. As discussed above, the main objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of the Common Stock to maintain compliance with the listing standards and policies of the Nasdaq Capital Market. There can be no assurance, however, that the market price of our Common Stock will remain at a level that will be sufficient to meet any requirements and policies of the Nasdaq Capital Market or that our Common Stock will remain listed on the Nasdaq Capital Market. In the event that we are not successful in maintaining the listing of our Common Stock on the Nasdaq Capital Market, we intend to seek a listing on another national securities exchange, which will also require that the per share trading price of our Common Stock be higher than our current per share trading price. In addition, our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security.
To potentially improve the liquidity of our Common Stock
The Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. The Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view the Reverse Stock Split negatively because it reduces the number of shares of Common Stock available in the public market.
The Board believes that retaining our listing on the Nasdaq Capital Market is in the best interests of the Company and our stockholders and is crucial to stockholder value and liquidity and our long-term business prospects.
Determination of Reverse Stock Split Ratio
Our Board believes that stockholder adoption of several fixed reverse stock split ratios, as opposed to adoption of a single reverse stock split ratio, provides maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. In determining which of the approved fixed ratios to implement following the receipt of stockholder approval, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:
•	our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;
•	the historical trading price and trading volume of our Common Stock;
•	the number of shares of our Common Stock outstanding;
•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the continued listing requirements of Nasdaq; and
•	prevailing general market and economic conditions.
The Board reserves the right to elect to abandon the Reverse Stock Split (including all of the fixed reverse stock split ratios), notwithstanding stockholder approval thereof, if our Board determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In making such determination, our Board will take into account certain factors including the expected trading prices for our Common Stock, actual or forecasted results of operations and the likely effect of such results on the market price of our Common Stock, as well as the factors described in the above paragraph.
Procedure for Effecting Reverse Stock Split
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing and effectiveness of the filing of the certificate of amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve (12) months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below in the sections titled “Fractional Shares” and “Principal Effects of Reverse Stock Split on Our Equity Plan and Equity Awards Thereunder,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share (based on the Board’s final selection of the fixed ratio to be applied) will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate that, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares (except as described below under “—Book-Entry Shares”), to a cash payment, without interest, in lieu thereof, as set forth in the certificate of amendment.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.
Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Potential Effects of the Proposed Amendment
If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described above in the section titled “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. For those stockholders who hold shares with a brokerage firm, the Company intends to round up fractional shares at the participant level. The Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split will not change the terms of the Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Our outstanding shares of Common Stock will remain fully paid and non-assessable.
After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Principal Effects of Reverse Stock Split on Our Equity Plan and Equity Awards Thereunder
Pursuant to the terms of our 2020 Stock Incentive Plan, as amended and restated (the “2020 Plan”) and the agreements governing equity awards thereunder, the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the 2020 Plan to equitably reflect the effects of the Reverse Stock Split. With respect to any such outstanding equity awards, the contemplated equitable adjustments will result in approximately the same aggregate exercise price being required to be paid under such stock options, and approximately the same value of shares of Common Stock being delivered upon exercise, vesting or settlement of such awards immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. Any fractional shares that would otherwise result from the Reverse Stock Split adjustments described above with respect to outstanding equity awards will be eliminated through rounding or as otherwise determined by the Board or a committee thereof in accordance with the terms of the 2020 Plan and award agreements thereunder.
Registered “Book-Entry” Holders of Common Stock
Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.
Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants
Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.
Accounting Matters
The proposed amendment to our Certificate of Incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.
No Dissenters’ or Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Effect on Par Value
The certificate of amendment will not affect the par value of our Common Stock, which will remain at $0.001 per share.
Dividends
We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the operation, development and growth of our business. While the timing, declaration and payment of any future dividends to holders of our Common Stock fall within the discretion of our Board and will depend on our operating results, earnings, financial condition, the capital requirements of our business and other factors, our Board expects that the amount of future dividends, if any, would be adjusted accordingly to reflect the Reverse Stock Split.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold our Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.
The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Assuming the Reverse Stock Split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post- Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

A holder of the pre-Reverse Stock Split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and the cash received and generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the holder’s holding period exceeds twelve (12) months.
The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to them of the Reverse Stock Split.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the certificate of amendment and to abandon any Reverse Stock Split (including all of the fixed reverse stock split ratios) without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the certificate of amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split (including each of the fixed reverse stock split ratios), you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split (including all of the fixed reverse stock split ratios) and the certificate of amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.
Vote required
Approval of Proposal No. 1 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.
Board Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 1 TO APPROVE THE REVERSE STOCK SPLIT.

PROPOSAL 2: THE ISSUANCE PROPOSAL
On March 4, 2025, the Company consummated the previously announced private placement (the “Private Placement”) pursuant to that certain securities purchase agreement (“Purchase Agreement”) with accredited investors, including certain existing stockholders of the Company (collectively, the “Purchasers”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of 28,042,140 shares of the Company’s Common Stock, or, at the election of each Purchaser, prefunded warrants to purchase Common Stock (the “Prefunded Warrants”), exercisable immediately at an exercise price of $0.001 per share, with each share of Common Stock or Prefunded Warrant accompanied by (i) one Series A common warrant (the “Series A Warrants”) to purchase one share of Common Stock (the “Series A Warrant Shares”), and (ii) one Series B common warrant (the “Series B Warrants,” and together with the Series A Warrants, the “Warrants”) to purchase one share of Common Stock (the “Series B Warrant Shares” and together with the Series A Warrant Shares, the “Warrant Shares”). The combined purchase price of $0.66 for each share of Common Stock or $0.659 for each Prefunded Warrant in the Private Placement, together with one accompanying Series A Warrant and one accompanying Series B Warrant, represented the applicable “Minimum Price” in accordance with Nasdaq Listing Rule 5635(d).
The initial exercise price of each Series A Warrant is $1.32 per share of Common Stock. The initial exercise price of each Series B Warrant is $1.98 per share of Common Stock.
The Series A Warrants and Series B Warrants are subject to a “reset provision,” pursuant to which the exercise price of the Series A Warrants and Series B Warrants may be reduced to a price not less than $0.132 (the “Floor Price”), subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or similar transaction, and the related number of shares of Common Stock issuable upon exercise may be correspondingly increased. In the event that the exercise price of the Series A Warrants and Series B Warrants is reduced to the Floor Price pursuant to the reset provision, the 28,042,140 outstanding Series A Warrants would become exercisable for an aggregate of up to 280,421,380 shares of Common Stock at the Floor Price and the 28,042,140 outstanding Series B Warrants would become exercisable for an aggregate of up to 420,632,070 shares of Common Stock, or an aggregate of up to 1,261,896,210 shares of Common Stock assuming the Series B Warrants are exercised pursuant to the “zero exercise price” provision set forth in Series B Warrant, which is referred to in the Series B Warrant as an “alternative cashless exercise.” For more information regarding the reset provision, see “—Reset Provision” below.
The Series A Warrants are exercisable only following stockholder approval and expire five (5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the Series A Warrant. The Series A Warrants are also subject to anti-dilution protection upon any subsequent transaction at a fixed price lower than the warrant exercise price then in effect, as more fully described in the Series A Warrants.
The Series B Warrants are exercisable only following stockholder approval and expire two and one-half (2.5) years thereafter. The Series B Warrants are exercisable for cash or pursuant to a zero exercise price provision, pursuant to which the Series B Warrants can be exercised without further payment to the Company and for three times the number of shares of Common Stock issuable upon exercise of the Series B Warrants for cash.
The terms of the Warrants require that the Company seek such approval as may be required by the rules and regulations of Nasdaq (the “Warrant Stockholder Approval”). Accordingly, pursuant to this proposal we are seeking stockholder approval of the Warrants and the shares of Common Stock issuable thereunder, including without limitation:
•	to render inapplicable clause (i) of the definition of the Floor Price contained in Section 1.11 of the Series A Warrants and Section 1.10 of the Series B Warrants;
•	to give full effect to the adjustment in the exercise price and number of Series A Warrant Shares following a Dilutive Issuance (as defined therein) pursuant to Section 3.2 of the Series A Warrants;
•	to give full effect to the zero exercise price provision pursuant to Section 2.3 of the Series B Warrants;
•
to consent to any adjustment of the exercise price and number of (i) Series A Warrant Shares pursuant to Section 3.3 of the Series A Warrants, and (ii) Series B Warrant Shares pursuant to Section 3.2 of the Series B Warrants;

•
to consent to any adjustment of the exercise price or number of (i) Series A Warrant Shares in the event of a Share Combination Event (as defined therein) pursuant to Section 3.9 of the Series A Warrants, and (ii) Series B Warrant Shares in the event of a Share Combination Event pursuant to Section 3.8 of the Series B Warrants; and

•
to consent to the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding (i) Series A Warrants pursuant to Section 3.10 of the Series A Warrants, and (ii) Series B Warrants pursuant to Section 3.9 of the Series B Warrants.

Pursuant to the terms of the Warrants, we are also seeking in Proposal 3 an increase in the number of authorized shares of Common Stock under the Company’s Certificate of Incorporation.
Background
On March 4, 2025, the Company consummated the Private Placement pursuant to the Purchase Agreement. The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of 28,042,140 shares of the Company’s Common Stock, or, at the election of each Purchaser, Prefunded Warrants, with each share of Common Stock or Prefunded Warrant accompanied by (i) one Series A Warrants to purchase one Series A Warrant Share, and (ii) one Series B Warrants to purchase one Series B Warrant Share. The combined purchase price of $0.66 for each share of Common Stock, or $0.659 for each Prefunded Warrant in the Private Placement, together with one accompanying Series A Warrant and one accompanying Series B Warrant, represented the applicable “Minimum Price” in accordance with Listing Rule 5635(d) of Nasdaq.
The initial exercise price of each Series A Warrant is $1.32 per share of Common Stock. The Series A Warrants are exercisable only if the Warrant Stockholder Approval is obtained and expire five (5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the Series A Warrant. The Series A Warrant exercise price and the related number of shares of Common Stock issuable upon exercise are subject to a “reset” provision upon certain events and are subject to anti-dilution protection upon any subsequent transaction at a fixed price lower than the warrant exercise price then in effect, as more fully described in the Series A Warrant.
The initial exercise price of each Series B Warrant is $1.98 per share of Common Stock or pursuant to a zero exercise price provision. The Series B Warrants are exercisable only if the Warrant Stockholder Approval is obtained and expire two and one-half (2.5) years thereafter. The Series B Warrant exercise price and the related number of shares of Common Stock issuable upon exercise are subject to a “reset” provision upon certain events, as more fully described in the Series A Warrant, and the Series B Warrant zero exercise price provision provides that the Series B Warrant can be exercised without further payment to the Company and for three times the number of shares of Common Stock issuable upon exercise of the Series B Warrants for cash.
The Private Placement closed on March 4, 2025, at which time the proceeds were deposited into an escrow account and thereafter released on March 10, 2025, following Nasdaq’s confirmation that the Company had demonstrated compliance with Nasdaq’s minimum stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1). The net proceeds to the Company from the Private Placement were approximately $13,276,749 (after deducting certain fees and the payment of other offering expenses associated with the Private Placement that were payable by the Company).
The following summary of certain terms and provisions of the Warrants is not complete and is subject to and qualified in its entirety by the provisions of the forms of Warrants which were filed as exhibits 4.1 and 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2025.
Exercisability. The Prefunded Warrants are exercisable at any time after their original issuance until they are exercised in full. The Series A Warrants will be exercisable only if the Warrant Stockholder Approval is obtained and expire five (5) years after the Warrant Stockholder Approval, and the Series B Warrants will be exercisable only if the Warrant Stockholder Approval is obtained and expire two and one half (2.5) years thereafter if the Warrant Stockholder Approval is obtained. Each of the Warrants and the Prefunded Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of Common Stock subscribed for upon such exercise (except in the case of a cashless exercise or zero exercise price as discussed below).

No fractional shares of Common Stock will be issued in connection with the exercise of a Warrant or Prefunded Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price.
Cashless Exercise and Zero Exercise Price
If a registration statement registering the resale of the shares of Common Stock underlying the Series A Warrants is not effective under the Securities Act of 1933, as amended, or is not otherwise available, a holder may, in its sole discretion, elect to exercise the Series A Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Warrants or Prefunded Warrants, as applicable. Prefunded Warrants may also be exercised pursuant to a cashless exercise provision at the discretion of a holder at any time.
Under the zero exercise price option, a holder of a Series B Warrant has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cash exercise of the Series B Warrant and (y) three (3).
Exercise Limitation. A holder will not have the right to exercise any portion of the Prefunded Warrants or Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants and Prefunded Warrants. Any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, however, upon at least sixty-one (61) days’ prior notice from the holder to us with respect to any increase in such percentage.
Exercise Price. The exercise price of each Prefunded Warrant is $0.001 per share of Common Stock.
The initial exercise price of each Series A Warrant is $1.32 per share of Common Stock.
The initial exercise price of each Series B Warrant is $1.98 per share of Common Stock or pursuant to a zero exercise price option.
Reset Provision. The exercise price of the Warrants will reset to a price equal to the greater of (i) the Floor Price, and (ii) the lowest volume weighted average price (“VWAP”) during the period commencing on the first trading day immediately following the later of (x) the earlier of (A) the first (1st) trading day after the initial registration statement that we are required to file to register the resale of the securities in the Private Placement, or (B) the first (1st) trading day after the date on which the holder of those securities can sell them pursuant to Rule 144 without restriction or limitation, or (y) the first (1st) Trading Day after the Warrant Stockholder Approval is obtained, and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged. The Floor Price is subject to appropriate adjustment for any stock dividend, stock split, stock combination, reclassification or similar transaction.
In the event that the exercise price of the Series A Warrants and Series B Warrants is reduced to the Floor Price pursuant to the reset provision, 28,042,140 outstanding Series A Warrants would be exercisable for an aggregate of up to 280,421,380 shares of Common Stock and 28,042,140 outstanding Series B Warrants would be exercisable for an aggregate of up to 420,632,070 shares of Common Stock, or up to 1,261,896,210 shares of Common Stock if the Series B Warrants are exercised pursuant to the zero exercise price provision.
Adjustment for Subsequent Issuances. Subject to certain exceptions, if the Company sells any Common Stock (or securities convertible into or exercisable into Common Stock) at a price per share (or conversion or exercise price, as applicable) less than the exercise price of the Series A Warrants then in effect, then the exercise price of the Series A Warrants will be reduced to such lower price, but no lower than the Floor Price, and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged.
Share Combination Event Adjustment. If at any time on or after the date of issuance there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our Common Stock and the lowest daily VWAP during the period commencing on the trading day immediately following the applicable date of share combination event and ending on the fifth (5th) trading day immediately following such date is less than the exercise price of the Warrants then in effect, then the exercise price of the Warrants will be reduced to the lowest daily VWAP during such period (subject to a minimum exercise price of the Floor Price), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price will remain unchanged.

Warrant Stockholder Approval. Under Nasdaq listing rules, the Warrants may not be exercised unless and until we obtain the approval of our stockholders. While we intend to promptly seek stockholder approval, there is no guarantee that the Warrant Stockholder Approval will ever be obtained. If we are unable to obtain the Warrant Stockholder Approval, the Warrants may not be exercised and will have substantially less value. In addition, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain the Warrant Stockholder Approval.
Transferability. Subject to applicable laws, the Warrants and the Prefunded Warrants may be offered for sale, sold, transferred or assigned without our consent.
Exchange Listing. We do not intend to apply for the listing of the Warrants or Prefunded Warrants offered in the Private Placement on any stock exchange. Without an active trading market, the liquidity of the Warrants and Prefunded Warrants will be limited.
Rights as a Stockholder. Except as otherwise provided in the Warrants or the Prefunded Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of a Warrant or Prefunded Warrant does not have the rights or privileges of a holder of our shares of Common Stock, including any voting rights, until the holder exercises the Warrant or Prefunded Warrant.
Fundamental Transaction. In the event of a fundamental transaction, as described in the Warrants and the Prefunded Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of Common Stock, the holders of the Warrants and the Prefunded Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction. Notwithstanding the foregoing, in the event of a fundamental transaction, subject to certain exceptions as described in the Warrants and Prefunded Warrants, the holders of the Warrants and Prefunded Warrants shall have the option, exercisable at any time concurrently with, or within thirty days after, the consummation of a fundamental transaction, to require the Company or a successor entity to purchase the Warrants and Prefunded Warrants for cash in the amount of the Black Scholes Value (as defined in each of the Warrants and Prefunded Warrants) of the unexercised portion of the Warrants or Prefunded Warrants, provided, however, that if the fundamental transaction is not within the Company’s control, the holder of Warrants or Prefunded Warrants will only be entitled to receive the same type or form of consideration (and in the same proportion) at the Black Scholes Value of the unexercised portion of such Warrants or Prefunded Warrants that is being offered and paid to the holders of Common Stock in connection with the fundamental transaction.
Governing Law. The Prefunded Warrants and the Warrants are governed by New York law.
Purpose of the Warrant Stockholder Approval
In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Warrants, the stockholders of the Company need to approve the issuance of the Warrants and the Warrant Shares issuable upon exercise of the Warrants together with the additional shares of our Common Stock that may become issuable upon adjustments provided for under the Warrants and the provisions of the Warrants indicated above. Until the Company obtains the Warrant Stockholder Approval in order to comply with Nasdaq Listing Rule 5635(d), the Warrants are not exercisable.
Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions
Following approval by the stockholders of this proposal, existing stockholders, other than the holders of the Warrants whose ownership interests would materially increase if they exercise their Warrants, will suffer significant dilution in their ownership interests upon exercise of the Warrants. Assuming the full exercise of the Series A Warrants after a reset of the exercise price to the Floor Price of $0.132, and assuming the Series B Warrants are exercised on a zero exercise price basis after a reset of the exercise price to the Floor Price of $0.132, an aggregate of 280,421,380 shares of Common Stock would become issuable upon the exercise of the Series A Warrants, and an aggregate of 1,261,896,210 shares of Common Stock would become issuable upon the exercise of the Series B Warrants, with an aggregate of 1,542,317,700 shares of Common Stock issuable upon exercise of the Warrants, and the ownership interest of our existing stockholders, other than the holders of the Warrants whose ownership interests would materially increase, would be correspondingly diluted by approximately 99%.

The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.
Interest of Certain Persons in this Proposal
No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.
Vote required
Approval of Proposal No. 2 requires the affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of this vote.
Holders of the Warrants that were purchased in the Private Placement, shall not be entitled to vote those shares purchased in that offering on Proposal 2 (the Issuance Proposal). Holders that owned shares prior to the Private Placement, however, shall be entitled to vote those shares on Proposal 2.
Board Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 2 TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE WARRANTS AND SHARES OF COMMON STOCK UNDERLYING THE WARRANTS AND CERTAIN PROVISIONS OF THE WARRANTS.

PROPOSAL 3: THE AUTHORIZED COMMON STOCK INCREASE
Introduction
Our Board has unanimously approved and declared advisable and is recommending that our stockholders approve and adopt a proposed amendment to our Certificate of Incorporation, in substantially the form attached hereto as Annex B, to increase the number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000 shares of Common Stock.
The proposed form of Certificate of Amendment to the Certificate of Incorporation to effect the increase in our authorized Common Stock is attached as Annex B to this Proxy Statement.
Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), 2,000,000,000 shares of Common Stock and 5,000,000 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of the effectiveness of the Certificate of Amendment.
Reasons for the Increase in Authorized Common Stock
Contemporaneously with the Private Placement, the Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders to allow for future issuance of the maximum shares issuable under the transaction documents of the Private Placement, which we currently estimate at approximately 1,570,359,840. In addition, the Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).
As of the Record Date, 11,785,078 shares of our Common Stock were issued and outstanding.
Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.
Current Plans, Proposals or Arrangements to Issue Shares of Common Stock
As of the Record Date, the Company had:
•	1,152,707 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $3.94 per share; and
•	8,743 shares of Common Stock reserved for future issuance under the 2020 Plan.
The increase in the authorized shares of Common Stock is necessary to allow for the issuance of shares of our Common Stock pursuant to the Private Placement. If our stockholders approve the issuance of the Warrants and the adjustment provisions of the Warrants, the exercise of the Warrants (assuming the exercise price has been reset to the Floor Price of $0.132) could result in the issuance of up to an additional approximately 1,542,317,700 shares of our Common Stock.
In addition, following the approval and filing of the Certificate of Amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.
Other than as set forth above, the Company has no current plans, proposals or arrangements to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Certificate of Amendment.

Effects of the Increase in Authorized Common Stock
Following the filing of the Certificate of Amendment with the Secretary of State of Delaware, we will have the authority to issue up to 2,000,000,000 shares of Common Stock. These shares may be issued without stockholder approval at any time (except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange on which our securities may then be listed), in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.
The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.
The increase in our authorized Common Stock will not have any immediate dilutive effect or change the rights of current holders of our Common Stock.
Procedure for Implementing the Increase in Authorized Common Stock
The increase in our authorized Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.
Reservation of Right to Abandon Amendment to Increase in Authorized Shares of Common Stock
The Board reserves the right to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock at any time before the filing with the Secretary of State of Delaware of the Certificate of Amendment, notwithstanding stockholder approval for the amendment. For example, if the Reverse Stock Split is implemented, the Board may choose to abandon the amendment, since the Reverse Stock Split would effectively increase the number of authorized shares available for future issuance.
Vote required
Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.
Board Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 3 TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 SHARES TO 2,000,000,000 SHARES.

PROPOSAL 4: APPROVAL OF THE EXTENSION OF THE TERM OF THE SERIES B WARRANTS
Background and Overview
On May 9, 2024, the Company issued in a private placement (the “May Offering”) to certain accredited investors, including certain of our executive officers and directors, among other securities, Series B common stock purchase warrants (the “May 2024 Warrants”) to purchase shares of Common Stock. On February 13, 2025, the Company consummated the previously announced transaction pursuant to that certain securities purchase and exchange agreement (the “SPEA”) with investors in the May Offering other than those of our executive officers and directors who had participated in the May Offering. As a requirement to enter into the SPEA, the Outside Investors required the Company to agree to extend the term of the May 2024 Warrants to five years from the original issue date of those warrants, or May 9, 2029, subject to stockholder approval. The initial exercise price of the May 2024 Warrants ranges from $1.772 to $1.908.
Why We are Seeking Approval of this Proposal
The SPEA requires the Company to hold a meeting of stockholders by no later than May 30, 2025 for the purpose of obtaining approval with respect to the extension of the term of the May 2024 Warrants to May 9, 2029, including to ensure compliance with Nasdaq Listing Rule 5635(d), which provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.
Potential Effects of Approval of this Proposal
If approved, this Proposal No. 4 could result in the issuance of shares of Common Stock upon the exercise of the May 2024 Warrants subject to their respective beneficial ownership limitations during a period not initially contemplated upon initial issue.
Upon issuance of shares of Common Stock upon the exercise of the May 2024 Warrants, there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock. Finally, the reservation of the shares underlying the May 2024 Warrants precludes the Company from issuing such shares for other purposes including equity financings and we may be unable to raise additional capital as a result.
Potential Effects of Non-Approval of this Proposal
The Company is not seeking the approval of stockholders to authorize its entry into the SPEA, as the Company has already done so and the relevant documents are already binding obligations of the Company. The failure of stockholders to approve this proposal will not negate the existing terms of the transactions or the relevant documents, which will remain binding on the Company.
Failure to obtain stockholder approval may materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.
Additionally, if approval is not obtained at the Special Meeting, the Company will be obligated to continue to seek stockholder approval at least three times each year until stockholder approval is obtained.
Interests of Officers and Directors this Proposal
Our executive officers and directors who hold May 2024 Warrants have an interest in this Proposal No. 4 by virtue of their ownership of the May 2024 Warrants and the benefits conferred by extending the term of the May 2024 Warrants and potential economic gain received upon exercise thereof.

The following table contains information relating to the ownership of May 2024 Warrants owned by our executive officers and directors, based on information as of April 1, 2025. As of that date, there were 3,093,708 May 2024 Warrants issued and outstanding.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Underlying May 2024 Warrants Owned	Percent Ownership of Total Number of Shares of Common Stock Underlying Outstanding May 2024 Warrants
Marc H. Hedrick, M.D.(1)	12,255	*
Andrew Sims(2)	4,902	*
Howard Clowes(3)	9,804	*
Richard J. Hawkins(4)	4,902	*
Greg Petersen(5)	12,255	*
Robert P. Lenk, PhD(6)	4,167	*

*	Less than 1%.
(1)	Dr. Hedrick is the President, Chief Executive Officer and a director of the Company.
(2)	Mr. Sims is the Chief Financial Officer of the Company.
(3)	Mr. Clowes is a director of the Company.
(4)	Mr. Hawkins is the Chairman of the Board of the Company.
(5)	Mr. Petersen is a director of the Company.
(6)	Dr. Lenk is a director of the Company.
Required Vote of Stockholders
Approval of Proposal No. 4 requires the affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of this vote.
Board Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 4 TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D) AND THE REQUIREMENTS OF THE SPEA, OF THE WARRANT AMENDMENT PROPOSAL.

PROPOSAL 5: ADJOURNMENT PROPOSAL
In addition to the Reverse Stock Split Proposal, the Issuance Proposal, the Authorized Common Stock Increase Proposal and the Warrant Amendment Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal and the Issuance Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Reverse Stock Split Proposal, the Issuance Proposal, the Authorized Common Stock Increase Proposal or the Warrant Amendment Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.
Interest of Certain Persons in Matters to Be Acted Upon
Our executive officers and directors who hold May 2024 Warrants have an interest in this Proposal No. 5 because if the Warrant Amendment Proposal is approved, they will have additional time to exercise those Warrants and therefore the value of their ownership of those warrants may increase.
Vote Required
If a quorum is represented at the Special Meeting, approval of this Proposal No. 5 requires the affirmative vote of a majority of the Common Stock having voting power present, virtually or by proxy. Abstentions are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the results of this vote.
If a quorum is not represented at the Special Meeting, approval of this Proposal No. 5 requires the affirmative vote of a majority of the shares of Common Stock present, virtually or by proxy. In this case, abstentions will have the effect of a vote “AGAINST” Proposal No. 5 and broker non-votes will have no effect.
Board Recommendation
OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL NO. 5 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE OTHER PROPOSALS.

STOCK OWNERSHIP INFORMATION
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 4, 2025, for:
•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our current directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power over that security, including options that are currently exercisable or exercisable within sixty (60) days of March 4, 2025. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 11,785,078 shares of Common Stock. We have deemed shares of our Common Stock subject to stock options that are currently exercisable or exercisable within sixty (60) days of March 4, 2025, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Owned	Number of Shares of Common Stock Subject to Awards / Warrants(2)	Total Number of Shares of Common Stock Beneficially Owned(3)	Percent Ownership
Greater than 5% Stockholders
Entities associated with AIGH Capital Management, LLC(4)	732,232	494,498	1,226,730	9.99%
S.H.N Financial Investments Ltd.(5)	885,454	324,270	1,209,724	9.99%
Great Point Capital, LLC(6)	885,454	324,270	1,209,724	9.99%
Directors and Named Executive Officers
Marc H. Hedrick, M.D.(7)	20,425	143,256	163,681	1.32%
Andrew Sims(8)	9,815	35,248	45,063	*
Norman LaFrance, M.D.	—	—	—	—
Howard Clowes(9)	26,497	35,110	61,607	*
An van Es-Johansson, M.D.(10)	—	15,502	15,502	*
Richard J. Hawkins(11)	11,188	27,978	39,166	*
Greg Petersen(12)	48,921	40,012	88,933	*
Robert P. Lenk, PhD(13)	29,327	23,836	53,163	*
All current executive officers and directors as a group (8 persons)	146,173	320,942	467,115	3.76%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the persons listed above is c/o Plus Therapeutics, Inc., 2710 Reed Rd, Suite 160, Houston, TX 77051.
(2)
Shares of Common Stock subject to stock options or warrants currently exercisable or exercisable within 60 days of March 4, 2025 are deemed to be outstanding for purposes of computing the percent ownership of the person holding such options or warrants and the percent ownership of any group of which the holder is a member but are not deemed outstanding for purposes of computing the percentage of any other person or group.

(3)	Reflects beneficial ownership of Common Stock as defined in Rule 13d-3 of the Exchange Act.

(4)
Reflects (i) AIGH Investment Partners, L.P. (“AIGH LP”) holdings of: (A) 437,265 shares of Common Stock, (B) 1,655,305 shares of Common Stock issuable upon the exercise of Prefunded Warrants, (C) 1,655,305 shares of Common Stock issuable upon the exercise of Series A Warrants, (D) 1,655,305 shares of Common Stock issuable upon the exercise of Series B Warrants, and (E) 1,103,537 shares of Common Stock issuable upon the exercise of May 2024 Warrants; (ii) WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“Onshore – AIGH”) holdings of: (A) 570,216 shares of Common Stock issuable upon the exercise of Prefunded Warrants, (B) 570,216 shares of Common Stock issuable upon the exercise the Series A Warrants, (C) 570,216 shares of Common Stock issuable upon the exercise of Series B Warrants, and (D) 380,144 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iii) AIGH Investment Partners, LLC (“AIGH LLC”) holdings of: (A) 123,460 shares of Common Stock, (B) 185,460 shares of Common Stock issuable upon the exercise of Prefunded Warrants, (C) 185,460 shares of Common Stock issuable upon the exercise of Series A Warrants, (D) 185,460 shares of Common Stock issuable upon the exercise of Series B Warrants, and (E) 123,640 shares of Common Stock issuable upon the exercise of May 2024 Warrants. Mr. Orin Hirschman (“Mr. Hirschman”) is the Managing Member of AIGH Capital Management, LLC (“AIGH CM”) and president of AIGH LLC. AIGH CM is an advisor or sub-advisor with respect to shares of the securities of the Company held by AIGH LP, Onshore – AIGH, and AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM, directly held by AIGH LP and directly held by Mr. Hirschman and his family. The address of AIGH CM, AIGH LP, Onshore – AIGH and AIGH LLC is 6006 Berkeley Avenue, Baltimore, MD 21209. The shares of Common Stock issuable upon exercise of the Prefunded Warrants, Series A Warrants, Series B Warrants and May 2024 Warrants held by AIGH LP, Onshore – AIGH and AIGH LLC are each subject to a beneficial ownership limitation of 9.99% and accordingly, not all shares underlying such warrants are reflected in the table above as being beneficially owned.

(5)
Reflects (i) 885,454 shares of Common Stock, (ii) 3,660,000 shares of Common Stock issuable upon the exercise of Prefunded Warrants, (iii) 4,545,454 shares of Common Stock issuable upon the exercise of Series A Warrants, and (iv) 4,545,454 shares of Common Stock issuable upon the exercise of Series B Warrants. The address of S.H.N Financial Investments Ltd. (“SHN”) is Arik Einstein 3, Herzliya, Israel. The shares of Common Stock issuable upon exercise of the Prefunded Warrants, Series A Warrants and Series B Warrants held by SHN are each subject to a beneficial ownership limitation of 9.99% and accordingly, not all shares underlying such warrants are reflected in the table above as being beneficially owned.

(6)
Reflects: (i) Great Point Capital, LLC holdings of: (A) 885,454 shares of Common Stock, (B) 3,660,000 shares of Common Stock issuable upon the exercise of Prefunded Warrants, (C) 4,545,454 shares of Common Stock issuable upon the exercise of Series A Warrants, and (D) 4,545,454 shares of Common Stock issuable upon the exercise of Series B Warrants. Gabriel Mengin and Dan Dimiero, as principals of Great Point Capital, LLC, hold voting and dispositive power over the securities held by Great Point Capital, LLC. Great Point Capital, LLC is a broker-dealer. The principal business address of Great Point Capital, LLC is 200 West Jackson Blvd., Suite 1000, Chicago, IL 60606. The shares of Common Stock issuable upon exercise of the Prefunded Warrants, Series A Warrants and Series B Warrants held by Great Point Capital, LLC are each subject to a beneficial ownership limitation of 9.99% and accordingly, not all shares underlying such warrants are reflected in the table above as being beneficially owned.

(7)
Reflects (i) 20,425 shares of Common Stock; (ii) 12,255 shares of Common Stock issuable upon the exercise of Series A common stock purchase warrants to purchase shares of Common Stock issued in the May Offering (the “May 2024 Series A Warrants”); (iii) 12,255 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 118,746 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. Hedrick that will vest within 60 days of March 4, 2025. Dr. Hedrick is the President, Chief Executive Officer and a director of Plus Therapeutics.

(8)
Reflects (i) 9,815 shares of Common Stock; (ii) 4,902 shares of Common Stock issuable upon the exercise of May 2024 Series A Warrants; (iii) 4,902 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 25,444 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Sims that will vest within 60 days of March 4, 2025. Mr. Sims is the Chief Financial Officer of Plus Therapeutics.

(9)
Reflects (i) 26,497 shares of Common Stock; (ii) 9,804 shares of Common Stock issuable upon the exercise of May 2024 Series A Warrants; (iii) 9,804 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 15,502 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Clowes that will vest within 60 days of March 4, 2025. Mr. Clowes is a director of Plus Therapeutics.

(10)
Reflects 15,502 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. van Es-Johansson that will vest within 60 days of March 4, 2025. Dr. van Es-Johansson is a director of Plus Therapeutics.

(11)
Reflects (i) 11,188 shares of Common Stock; (ii) 4,902 shares of Common Stock issuable upon the exercise of May 2024 Series A Warrants; (iii) 4,902 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 18,174 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Hawkins that will vest within 60 days of March 4, 2025. Mr. Hawkins is the Chairman of the Board of Plus Therapeutics.

(12)
Reflects (i) 48,921 shares of Common Stock; (ii) 12,255 shares of Common Stock issuable upon the exercise of May 2024 Series A Warrants; (iii) 12,255 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 15,502 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Mr. Petersen that will vest within 60 days of March 4, 2025. Mr. Petersen is a director of Plus Therapeutics.

(13)
Reflects (i) 29,327 shares of Common Stock; (ii) 4,167 shares of Common Stock issuable upon the exercise of May 2024 Series A Warrants; (iii) 4,167 shares of Common Stock issuable upon the exercise of May 2024 Warrants; and (iv) 15,502 shares of Common Stock underlying unvested options to purchase shares of Common Stock held by Dr. Lenk that will vest within 60 days of March 4, 2025. Dr. Lenk is a director of Plus Therapeutics.

ADDITIONAL INFORMATION
SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR OUR NEXT ANNUAL MEETING

Proposals for Inclusion in Proxy Materials
Stockholders interested in submitting a proposal for consideration at our 2025 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at Plus Therapeutics, Inc., 2710 Reed Rd, Suite 160, Houston, TX 77051, Attention: Corporate Secretary. Under the SEC’s proxy rules, the due date for submission of proposals to be included in our proxy materials for the 2025 Annual Meeting of Stockholders was March 10, 2025. Accordingly, for a stockholder proposal to be considered for inclusion in our proxy materials for the 2025 Annual Meeting of Stockholders, any such stockholder proposal must have been received by our Corporate Secretary on or before March 10, 2025 and must have complied with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act. In the event that we hold the 2025 Annual Meeting of Stockholders more than thirty days before or after the one-year anniversary date of the Annual Meeting, a proposal will be considered timely only if received by us a reasonable time before the proxy solicitation is made.
Nomination of Director Candidates and Proposals Not Intended for Inclusion in Proxy Materials
Our Bylaws require advance notice of business to be brought before a stockholders’ meeting (other than proposals presented under Rule 14a-8), including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive office not more than 120 days nor less than 90 days prior to the anniversary date of the preceding year’s proxy statement. Any stockholder proposal or nomination received before March 10, 2025, or after April 9, 2025 (including nominations of persons for election as directors) will be considered untimely and will not be entertained at the annual meeting. In the event we hold the 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, a proposal will be considered timely only if received not later than the close of business on the later of (i) the ninetieth (90th) day prior to such annual meeting and (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act not later than the close of business on June 16, 2025. In the event we hold the 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.
Nomination of Director Candidates for Inclusion in Proxy Materials (Proxy Access)
In addition to the timing requirements referenced above, for any stockholder proposal or director nomination to be considered at the 2025 Annual Meeting of Stockholders, the notice to our Corporate Secretary must contain certain information concerning the matters or nominations to be brought before such meeting and the stockholder proposing such matters. These requirements are more fully described in our Bylaws. We will not entertain any proposals or nominations at the 2025 Annual Meeting of Stockholders that do not meet the additional requirements set forth in our Bylaws.
Further, even if a stockholder’s proposal is included in our proxy materials for the 2025 Annual Meeting of Stockholders, if such stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgement on any such stockholder proposal or nomination.
Other Matters
We know of no other matters to be submitted at the Special Meeting of stockholders. If any other matters properly come before the Special Meeting of stockholders, it is the intention of the proxy holders to vote the shares they represent as the Board may recommend.
WHERE YOU CAN FIND MORE INFORMATION
This proxy statement under Section 14(a) of the Exchange Act contains a notice of meeting with respect to the Special Meeting at which the Company’s stockholders will consider and vote upon the proposals described herein.

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can find the Company’s electronically filed reports, proxy, information statements and additional business and financial information about the Company included in documents previously filed by the Company with the SEC on the SEC’s website without charge at http://www.sec.gov or on the Company’s website at https:// https://plustherapeutics.com/. Information included on the Company’s website is not a part of this proxy statement.
You should rely only on the information contained in this proxy statement. The Company has not authorized anyone else to provide you with any information.
By Order of the Board

MARC H. HEDRICK
President and Chief Executive Officer

April [ ], 2025

Annex A
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUS THERAPEUTICS, INC.
Plus Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST: The name of the corporation is Plus Therapeutics, Inc. (the “Corporation”).
SECOND: On [      ], [   ], the Board of Directors of the Corporation duly adopted resolutions approving the following amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for such consideration of such amendment at a special meeting of the Corporation’s stockholders.
THIRD: On [      ], [   ], a special meeting of the Corporation’s stockholders was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
FOURTH: Article IV.A of the Amended and Restated Certificate of Incorporation of the Corporation be hereby amended and restated to read in its entirety as follows:
“(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”) and 5,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each [  ] [( )] whole number of shares, as determined by the Board, of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
FIFTH: This amendment to the Corporation’s Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.
***************************************
A-1

IN WITNESS WHEREOF, Plus Therapeutics, Inc. has caused this Certificate of Amendment to be signed by the undersigned, thereunto duly appointed, this [ ] day of [   ], [   ].

PLUS THERAPEUTICS, INC.

By:
Name:	Marc H. Hedrick, M.D
Title:	President and Chief Executive Officer

A-2

Annex B
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PLUS THERAPEUTICS, INC.
Plus Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST: The name of the corporation is Plus Therapeutics, Inc. (the “Corporation”).
SECOND: On [     ], [   ], the Board of Directors of the Corporation duly adopted resolutions approving the following amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for such consideration of such amendment at a special meeting of the Corporation’s stockholders.
THIRD: On [     ], [   ], a special meeting of the Corporation’s stockholders was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
FOURTH: Article IV.A of the Amended and Restated Certificate of Incorporation of the Corporation be hereby amended and restated to read in its entirety as follows:
“(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 2,005,000,000 shares, consisting of 2,000,000,000 shares of Common Stock, par value $0.001 per share (“Common Stock”) and 5,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).”
FIFTH: This amendment to the Corporation’s Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.
***************************************
B-1

IN WITNESS WHEREOF, Plus Therapeutics, Inc. has caused this Certificate of Amendment to be signed by the undersigned, thereunto duly appointed, this [ ] day of [   ], [   ].

PLUS THERAPEUTICS, INC.

By:
Name:	Marc H. Hedrick, M.D
Title:	President and Chief Executive Officer

B-2

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

PLUS THERAPEUTICS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April [TBD], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PSTV2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April [TBD], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67655-Z89781 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLUS THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4 and 5.

NOTE: In addition to the above, we may transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Combined Document is available at www.proxyvote.com.

V67656-Z89781

PLUS THERAPEUTICS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
ON APRIL [TBD], 2025

The undersigned hereby appoints each of Marc H. Hedrick, M.D. and Andrew Sims, or either of them, as proxy holders each with full power of substitution, to appear on behalf and to vote all shares of common stock of Plus Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company which will be held virtually via live webcast at www.virtualshareholdermeeting.com/PSTV2025SM on April [TBD], 2025 at 9 a.m. Eastern Time, and at any postponement thereof.

When properly executed, this proxy will be voted as directed. If properly executed and no instructions are specified, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5, and at the discretion of the proxies with respect to such other business as may properly come before the meeting. The proxies, in their discretion, are further authorized to vote (a) on any matter which the Board of Directors did not know would be presented at the Special Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (b) on other matters which may properly come before the Special Meeting of Stockholders and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Continued and to be signed on the reverse side